Execution Version PLEDGE AND SECURITY AGREEMENT THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, supplemented or otherwise modified from time to time, this "Security Agreement") is entered into as of May 11, 2023 by and among DAKTRONICS, INC., a South Dakota corporation ("Daktronics"), DAKTRONICS INSTALLATION, INC., a South Dakota corporation ("Daktronics Installation"), any additional entities which become parties to this Security Agreement by executing a Security Agreement Supplement hereto in substantially the form of Annex I hereto (such additional entities, together with Daktronics and Daktronics Installation, each a "Grantor", and collectively, the "Grantors"), and ALTA FOX OPPORTUNITIES FUND, LP, in its capacity as collateral agent (the "Agent") for the benefit of the Secured Parties (as defined below). PRELIMINARY STATEMENT Daktronics is party to that certain securities purchase agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”), between Daktronics and the investors party thereto pursuant to which Daktronics has issued senior secured convertible notes in the aggregate initial principal amount of $25,000,000 (the “Notes”). The Agent, together with the Holders of the Notes in their respective capacities as such, are referred to herein as the “Secured Parties”. Each Grantor is entering into this Security Agreement in order to induce the Holders to enter into the Securities Purchase Agreement and purchase the Notes, and to secure the Secured Obligations. ACCORDINGLY, the Grantors and the Agent, on behalf of the Secured Parties, hereby agree as follows: ARTICLE I DEFINITIONS 1.1 Terms Defined in Transaction Documents. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Notes, and if not defined therein, in the Securities Purchase Agreement. 1.2 Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC. 1.3 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the first paragraph hereof and in the Preliminary Statement, the following terms shall have the following meanings: "Accounts" shall have the meaning set forth in Article 9 of the UCC. "Amendment" shall have the meaning set forth in Section 4.4. "Applicable IP Office" means the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or, solely in the case of Section 4.7, outside the United States. "Article" means a numbered article of this Security Agreement, unless another document is specifically referenced. -1- EXHIBIT 10.5

-2- "Assigned Agreements" means each stock purchase agreement, asset purchase agreement, merger agreement and each other similar agreement entered into by any Grantor either in connection with any Permitted Acquisition or any other Acquisition consummated whether before or after the Closing Date. "Blocked Account" shall have the meaning set forth in Section 4.14. "Chattel Paper" shall have the meaning set forth in Article 9 of the UCC. "Collateral" shall have the meaning set forth in Article II. "Collateral Access Agreement" means any landlord waiver or other agreement, in form and substance satisfactory to the Agent, between the Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time. "Commercial Tort Claims" means commercial tort claims as defined in Article 9 of the UCC, including each commercial tort claim specifically described on Exhibit I (as may be supplemented from time to time pursuant to Section 4.8). "Control" shall have the meaning set forth in Article 8 of the UCC or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC. "Control Agreement" shall have the meaning set forth in Section 4.14. "Controlled Depositary" shall have the meaning set forth in Section 4.14. "Controlled Intermediary" shall have the meaning set forth in Section 4.14. "Copyright Security Agreement" means each Copyright Security Agreement in substantially the form and substance of Annex II hereto. "Copyrights" means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to copyrights and all mask works, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith. "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. "Deposit Accounts" shall have the meaning set forth in Article 9 of the UCC. "Documents" shall have the meaning set forth in Article 9 of the UCC. "Equipment" shall have the meaning set forth in Article 9 of the UCC. "Event of Default" means an event described in Section 5.1. "Excluded Account" means: (i) any Deposit Account or Securities Account exclusively used as a trust or escrow account, in each case entered into in the ordinary course of business and where the applicable Grantor holds the funds exclusively for the benefit of an unaffiliated third party, (ii) any

-3- Deposit Account or Securities Account exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor's employees, (iii) any Deposit Account or Securities Account exclusively used for holding any other taxes required to be collected or withheld by a Grantor (including, without limitation, federal and state sales, use and excise taxes, customs duties, import duties and independent customs brokers' charges) for which any Grantor is or may reasonably be expected to be liable, (iv) other Deposit Accounts or Securities Accounts of the Grantors the maximum balance of which does not exceed at any time $100,000 for any individual account and $500,000 in the aggregate for all such accounts excluded pursuant to this clause (iv), and (v) any Deposit Account maintaining cash collateral (but not other deposits) pledged to support the letters of credit listed on Schedule 6.01 to the Notes. "Excluded Property" means, collectively, (a) any lease, license, or contract to which a Grantor is a party (so long as the counterparty thereof is not an Affiliate of any Grantor) or any of such Grantor's rights or interests thereunder, if, and for so long as and to the extent that, the grant of the security interest hereunder therein would constitute or result in breach or termination pursuant to the terms of, or a default under, any such lease, license or contract (other than to the extent that any such breach, termination or default would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction, any other applicable law or principles of equity); provided, however, that the security interest granted hereunder therein (x) shall attach immediately when the condition causing such breach, termination or default is remedied, (y) shall attach immediately to any severable term of such lease, license or contract to the extent that such attachment does not result in any of the consequences specified above in this clause (a), and (z) shall attach immediately to any such lease, license or contract to which the account debtor or such Grantor's counterparty has consented to such attachment, (b) any application to register any intent-to-use Trademark or service mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such Trademark or service mark to the extent the creation of a security interest therein or the grant of a mortgage thereon would void or invalidate such trademark or service mark, (c) motor vehicles or other assets subject to certificates of title, (d) any assets over which the granting of security interests in such assets would result in materially adverse tax consequences to any Grantor as reasonably determined by the Grantors and the Agent and, in each case under this clause (d), only for so long as such material adverse tax consequences are applicable, (e) those assets with respect to which the Grantors and the Agent reasonably agree that the costs or other consequences of obtaining or perfecting a security interest in such assets are excessive in view of the benefits to be obtained by the Secured Parties therefrom, (f) any Grantor's right, title or interest in any governmental license or state or local franchise, charter or authorization, in each case, to which such Grantor is a party, or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would violate the terms of applicable law, or result in a breach of the terms of, or constitute a default under, any such governmental license or state or local franchise, charter or authorization, in each case, to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law or regulation (including Title 11 of the United States Code) or principles of equity) (provided, that in the case of this clause (f), immediately upon the ineffectiveness, lapse, or termination of any such provision, or if consent to the creation of a security interest has been obtained by the respective third-party (it being understood that no Grantor shall be obligated to obtain such consent), the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect), (g) any equipment or other asset owned by any Grantor that is subject to a purchase money lien or a Capital Lease Obligation, in each case, as permitted under the Notes, if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capital Lease Obligation) prohibits or requires the consent of any person other than the Grantors as a condition to the creation of any other security interest on such equipment or asset and, in each case, such prohibition or requirement is permitted by the Notes, (h) assets located or titled outside the United States, and (i) any real property (owned or leased), including Fixtures (other than Equipment otherwise constituting Collateral) Equity Interests of (1) the Mortgage Subsidiary, (2) any Excluded Joint Venture or (3) any Foreign Subsidiary other than 65% of the issued and outstanding Equity

-4- Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956- 2(c)(2)) in such Foreign Subsidiary directly owned by a Grantor; provided, however, that Excluded Property shall not include any Proceeds of any of the items referred to in this definition (unless such Proceeds otherwise constitute Excluded Property) and instead all such Proceeds shall be Collateral. "Exhibit" refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced. Each such reference shall mean each Exhibit as such Exhibit may be amended, restated, supplemented or otherwise modified from time to time. "Farm Products" shall have the meaning set forth in Article 9 of the UCC. "Fixtures" shall have the meaning set forth in Article 9 of the UCC. "General Intangibles" shall have the meaning set forth in Article 9 of the UCC. "Goods" shall have the meaning set forth in Article 9 of the UCC. "Holders" means each “Holder” as defined in any Note. "Industrial Designs" means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to registered industrial designs and industrial design applications. "Instruments" shall have the meaning set forth in Article 9 of the UCC. "Intellectual Property" means all rights, title and interests in or relating to intellectual property and industrial property arising under any Requirement of Law and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Industrial Designs, Software, Trademarks, Internet Domain Names, Trade Secrets and IP Licenses. "Internet Domain Name" means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to internet domain names. "Inventory" shall have the meaning set forth in Article 9 of the UCC. "Investment Property" shall have the meaning set forth in Article 9 of the UCC. "IP Ancillary Rights" means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and Liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property throughout the world, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right throughout the world. "IP License" means all contractual obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in or relating to any Intellectual Property. "Letter-of-Credit Rights" shall have the meaning set forth in Article 9 of the UCC.

-5- "Liabilities" means all claims (including intraparty claims), actions, suits, judgments, demands, damages, losses, liability, obligations, responsibilities, fines, penalties, sanctions, costs, fees, Taxes, commissions, charges, disbursements and expenses (including those incurred upon any appeal or in connection with the preparation for and/or response to any subpoena or request for document production relating thereto), in each case of any kind or nature (including interest accrued thereon or as a result thereto and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise. "Material Intellectual Property" means Intellectual Property that is owned by or licensed to any Grantor and material to the conduct of the Grantors’ business, taken as a whole, as determined in the reasonable discretion of such Grantor. "Paid In Full” means all of the Notes have been converted, redeemed or otherwise satisfied in full in accordance with their terms. "Patent Security Agreement" means each Patent Security Agreement in substantially form and substance as Annex III hereto. "Patents" means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to letters patent and applications therefor. "Pledged Collateral" means all Instruments, Securities and other Investment Property of the Grantors, whether or not physically delivered to the Agent pursuant to this Security Agreement. "Proceeds" shall have the meaning set forth in Article 9 of the UCC. "Receivables" means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral. "Section" means a numbered section of this Security Agreement, unless another document is specifically referenced. "Secured Parties" shall have the meaning set forth in the Securities Purchase Agreement. "Securities Account" shall have the meaning set forth in Article 8 of the UCC. "Securities Intermediary" shall have the meaning set forth in Article 8 of the UCC. "Security" shall have the meaning set forth in Article 8 of the UCC. "Security Agreement Supplement" means any Security Agreement Supplement to this Security Agreement in substantially the form of Annex I hereto executed by an entity that becomes a Grantor under this Security Agreement after the date hereof. "Seller Undertakings" means, collectively, all representations, warranties, covenants and agreements in favor of any Grantor, and all indemnifications for the benefit of any Grantor relating thereto, pursuant to the Assigned Agreements.

-6- "Software" means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing. "Stock Rights" means all securities, dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest. "Supporting Obligations" shall have the meaning set forth in Article 9 of the UCC. "Trade Secrets" means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to proprietary, confidential and/or non-public information, however documented, including but not limited to confidential ideas, know-how, concepts, methods, processes, formulae, reports, data, customer lists, mailing lists, business plans and all other trade secrets. "Trademark Security Agreement" means each Trademark Security Agreement in substantially form and substance as Annex IV hereto. "Trademarks" means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith. "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, the Agent's or any other Secured Party's Lien on any Collateral. The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. ARTICLE II GRANT OF SECURITY INTEREST Each Grantor hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the "Collateral"), including: (i) all Accounts; (ii) all Chattel Paper; (iii) all Copyrights, Patents, Trademarks and IP Licenses;

-7- (iv) all Documents; (v) all Equipment; (vi) [reserved]; (vii) all General Intangibles (including, without limitation, all Assigned Agreements and Seller Undertakings); (viii) all Goods; (ix) all Instruments; (x) all Inventory; (xi) all Investment Property; (xii) all cash or cash equivalents; (xiii) all letters of credit, Letter-of-Credit Rights and Supporting Obligations; (xiv) all Deposit Accounts with any bank or other financial institution; (xv) all Commercial Tort Claims; (xvi) all Farm Products; and (xvii) all accessions to, substitutions for and replacements, Proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing; to secure the prompt and complete payment and performance of the Secured Obligations; provided, however, that "Collateral" shall not include any Excluded Property; provided, further, that any items set forth above (or any portion thereof) that cease to satisfy the definition of Excluded Property (whether as a result of a Grantor obtaining any necessary consent, any change in any applicable law or otherwise) shall no longer be Excluded Property and the security interest granted hereunder automatically shall attach immediately to such items (or portion thereof) at such time and such items automatically shall then be deemed Collateral hereunder. ARTICLE III REPRESENTATIONS AND WARRANTIES Each Grantor represents and warrants, and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a Security Agreement Supplement represents and warrants (after giving effect to supplements, if any, to each of the Exhibits hereto with respect to such Grantor as attached to such Security Agreement Supplement), to the Agent and the Secured Parties that:

-8- 3.1 Title, Authorization, Validity, Enforceability, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Agent the security interest in the Collateral pursuant hereto. The execution and delivery by such Grantor of this Security Agreement has been duly authorized by proper organizational proceedings of such Grantor, and this Security Agreement constitutes a legal valid and binding obligation of such Grantor and creates a security interest which is enforceable against such Grantor in all Collateral it now owns or hereafter acquires, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. When financing statements naming the Agent as the Secured Party shall have been filed in the appropriate offices against such Grantor in the locations for such Grantor listed on Exhibit H, the Agent will have a fully perfected first priority (subject to the Intercreditor Agreement) security interest in that Collateral of such Grantor in which a security interest may be perfected by the filing of a financing statement under the UCC, subject only to Liens permitted under Section 4.1(e). 3.2 Type and Jurisdiction of Organization, Organizational and Identification Numbers. As of the Closing Date, or the effective date of a Security Agreement Supplement, as applicable, the type of entity of such Grantor, its jurisdiction of organization, the organizational number issued to it by its jurisdiction of organization and its federal employer identification number are set forth on Exhibit A. 3.3 Principal Location. As of the Closing Date, or the effective date of a Security Agreement Supplement, as applicable, each Grantor's mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Exhibit A and such Grantor has no other places of business except those set forth in Exhibit A. 3.4 Collateral Locations. As of the Closing Date, or the effective date of a Security Agreement Supplement, as applicable, all of such Grantor's locations where Collateral (other than Goods, Inventory or Equipment in transit or in short term storage in the ordinary course of business) with a fair market value in excess of $500,000 is located are listed on Exhibit A. As of the Closing Date, or the effective date of a Security Agreement Supplement, as applicable, all of said locations are owned by such Grantor except for locations (a) which are leased by such Grantor as lessee and designated in Part VII(b) of Exhibit A and (b) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A. 3.5 Deposit Accounts and Securities Accounts. As of the Closing Date, or the effective date of a Security Agreement Supplement, as applicable, all of such Grantor’s Deposit Accounts and Securities Accounts are listed on Exhibit B. 3.6 Exact Names. As of the Closing Date, or the effective date of a Security Agreement Supplement, as applicable, Such Grantor’s name in which it has executed this Security Agreement (or Security Agreement Supplement, as applicable), is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. As of the Closing Date, such Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition. 3.7 Letter-of-Credit Rights and Chattel Paper. As of the Closing Date, or the effective date of a Security Agreement Supplement, as applicable, Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of such Grantor. Following the Closing Date, all action by such Grantor necessary or desirable to protect and perfect the Agent's Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. Following

-9- the taking of all such actions, the Agent will have a fully perfected first priority (subject to the Intercreditor Agreement) security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4.1(e). 3.8 Accounts and Chattel Paper. (a) The names of the obligors, amounts owing, due dates and other information with respect to its Accounts and Chattel Paper are and will be correctly stated in all material respects in all records of such Grantor relating thereto and in all invoices with respect thereto furnished to the Agent by such Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be. (b) With respect to its Accounts, (i) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of such Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto (other than reserves taken in the ordinary course of business) and such Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to the Agent; (iii) to such Grantor’s knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices and statements with respect thereto; (iv) such Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor’s financial condition; and (v) such Grantor has no knowledge that any Account Debtor has become insolvent or is generally unable to pay its debts as they become due. (c) In addition, with respect to all of its Accounts, (i) the amounts shown on all invoices and statements with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent, and (ii) to such Grantor’s knowledge, all Account Debtors have the capacity to contract. 3.9 Inventory. With respect to any of its Inventory with a value in excess of $500,000, (a) such Inventory (other than Inventory in transit or in short term storage in the ordinary course of business) is located at one of such Grantor’s locations set forth on Exhibit A or any other location that has been disclosed in writing to the Agent from time to time, (b) no Inventory (other than Inventory in transit or in short term storage in the ordinary course of business) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) such Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the security interest granted to the Agent hereunder, for the benefit of the Agent and Secured Parties, and Permitted Encumbrances, (d) such Inventory is of good and merchantable quality, free from any defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, (f) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder, and (g) the completion of manufacture, sale or other disposition of such Inventory by the Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject.

-10- 3.10 Intellectual Property. (a) Exhibit D contains a complete and accurate listing of the following Intellectual Property such Grantor owns, licenses or otherwise has the right to use: (i) Intellectual Property that is registered or subject to applications for registration, (ii) Internet Domain Names and (iii) Material Intellectual Property (including Software), separately identifying that owned and licensed to such Grantor and including for each of the foregoing items (A) the owner, (B) the title, (C) the jurisdiction in which such item has been registered or otherwise arises or in which an application for registration has been filed, (D) as applicable, the registration or application number and registration or application date and (E) any IP Licenses or other rights (including franchises) granted by such Grantor with respect thereto. Such Grantor owns directly or is entitled to use, by license or otherwise, all Intellectual Property necessary for the conduct of such Grantor's business as currently conducted. All of the U.S. registrations, applications for registration or applications for issuance of the Intellectual Property are in good standing and are recorded or in the process of being recorded in the name of such Grantor. (b) On the Closing Date, all Material Intellectual Property owned by such Grantor is valid, in full force and effect, subsisting, unexpired and enforceable, and no Material Intellectual Property has been abandoned. None of the following shall limit or impair the ownership, use, validity or enforceability of, or any rights of such Grantor in, any Material Intellectual Property: (i) the consummation of the transactions contemplated by any Transaction Documents or (ii) any holding, decision, judgment or order rendered by any Governmental Authority. There are no pending (or, to the knowledge of such Grantor, threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes challenging the ownership, use, validity, enforceability of, or such Grantor's rights in, any Material Intellectual Property of such Grantor. To such Grantor's knowledge, no Person has been or is infringing, misappropriating, diluting, violating or otherwise impairing any Material Intellectual Property of such Grantor. (c) Such Grantor has taken or caused to be taken steps so that none of its Intellectual Property, the value of which to such Grantor is contingent upon maintenance of the confidentiality thereof, has been disclosed by such Grantor to any Person other than employees, contractors, customers, representatives and agents of such Grantor who are parties to customary confidentiality and nondisclosure agreements with such Grantor. Each employee and contractor of such Grantor involved in development or creation of any Material Intellectual Property has assigned any and all inventions and ideas of such Person in and to such Intellectual Property to such Grantor. (d) No settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or exist to which such Grantor is bound that adversely affect its rights to own or use any Intellectual Property except as could not be reasonably expected to result in a Material Adverse Effect, in each case individually or in the aggregate. (e) This Security Agreement is effective to create a valid and continuing Lien on such Copyrights, IP Licenses, Patents and Trademarks and, upon filing with the Applicable IP Office of the Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement, as applicable, and the filing of appropriate financing statements in the jurisdictions listed in Exhibit H hereto, all action necessary or desirable to protect and perfect the security interest in, to and on such Grantor's Patents, Trademarks, Copyrights, or IP Licenses have been taken and such perfected security interest is enforceable as such as against any and all creditors of and purchasers from such Grantor. Such Grantor has no interest in any Copyright registered with the United States Copyright Office, except for those Copyrights identified in Exhibit D attached hereto.

-11- 3.11 Filing Requirements. As of the Closing Date, or the effective date of a Security Agreement Supplement, as applicable, none of the Collateral owned by it is of a type for which security interests or liens may be perfected by filing under any federal statute except for Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D. 3.12 No Financing Statements, Security Agreements. As of the Closing Date, no financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated (by a filing authorized by the secured party in respect thereof) naming such Grantor as debtor has been filed or is of record in any jurisdiction except for financing statements or security agreements (a) naming the Agent on behalf of the Secured Parties as the secured party, (b) securing the indebtedness under the existing loan agreements that will be terminated on the Closing Date substantially simultaneously with the incurrence of Indebtedness under the Notes and the ABL Agreement on the Closing Date and (c) in respect to other Permitted Liens. 3.13 Pledged Collateral. (a) As of the Closing Date, or the effective date of a Security Agreement Supplement, as applicable, Exhibit G sets forth a complete and accurate list of all of the Pledged Collateral owned by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit G as being owned by it, free and clear of any Liens, except for the security interest granted to the Agent for the benefit of the Secured Parties hereunder and Permitted Encumbrances. Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued and are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Agent so that the Agent may take steps to perfect its security interest therein as a General Intangible, (iii) all such Pledged Collateral held by a Securities Intermediary is covered by a Control Agreement among such Grantor, the Securities Intermediary and the Agent pursuant to which the Agent has Control and (iv) all Pledged Collateral which represents Indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder. (b) In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) as of the Closing Date, no options, warrants, calls or commitments of any character whatsoever (A) exist relating to such Pledged Collateral or (B) obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice or filing with, any Governmental Authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally. (c) Except as set forth in Exhibit G, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents Indebtedness (except to the extent subordinated to the Secured Obligations or as permitted under the Notes) owed to such Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

-12- ARTICLE IV COVENANTS From the date of this Security Agreement and thereafter until this Security Agreement is terminated pursuant to the terms hereof, each Grantor party hereto as of the date hereof agrees, and from and after the effective date of any Security Agreement Supplement applicable to any Grantor (and after giving effect to supplements, if any, to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement) and thereafter until this Security Agreement is terminated pursuant to the terms hereof, each such additional Grantor agrees that: 4.1 General. (a) Collateral Records. Such Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it, and furnish to the Agent, with sufficient copies for each of the Holders, such reports relating to such Collateral as the Agent shall from time to time request, subject to the limitations set forth in the Notes. (b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Agent to file, and if requested will deliver to the Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Agent in order to maintain a first priority (subject to the Intercreditor Agreement) perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by the Agent may be filed in any filing office in any relevant UCC jurisdiction and may (i) indicate such Grantor's Collateral (A) as all assets of the Grantor or words of similar effect, including, without limitation, describing such property as "all assets of the debtor whether now owned or hereafter acquired and wheresoever located, including all accessions thereto and proceeds thereof," regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (B) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating such Grantor's Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor also agrees to furnish any such information described in the foregoing sentence to the Agent promptly upon request. Such Grantor also ratifies its authorization for the Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. (c) Further Assurances. Subject to the limitations set forth in the Notes, such Grantor will, if so requested by the Agent, furnish to the Agent, as often as the Agent requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Agent may reasonably request, all in such detail as the Agent may specify. Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder or under the Notes. (d) Disposition of Collateral. Such Grantor will not sell, lease or otherwise Dispose of the Collateral except for Dispositions specifically permitted pursuant to Section 13(k) of the Notes. (e) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Security Agreement and (ii) other Permitted Liens.

-13- (f) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except for financing statements (i) naming the Agent on behalf of the Secured Parties as the secured party, and (ii) in respect to other Permitted Liens. Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the UCC. (g) Locations. Such Grantor will not (i) maintain any Collateral (other than Goods, Inventory or Equipment in transit or in short term storage in the ordinary course of business) with a fair market value in excess of $500,000 owned by it at any location other than those locations listed on Exhibit A or disclosed to the Agent pursuant to clause (ii) of this Section, (ii) otherwise change, or add to, such locations without the Agent's prior written consent as required by Section 4.15 (and if the Agent gives such consent, such Grantor will concurrently therewith obtain a Collateral Access Agreement for each such location to the extent required by Section 4.13), or (iii) change its principal place of business or chief executive office from the location identified on Exhibit A, other than as permitted by the Notes. (h) Compliance with Terms. Such Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral, except where the failure to perform or comply would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 4.2 Receivables. (a) Certain Agreements on Receivables. Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, so long as no Event of Default has occurred and is continuing, such Grantor may reduce the amount of Accounts arising from the sale of Inventory in accordance with its present policies or in the ordinary course of business. (b) Collection of Receivables. Except as otherwise provided in this Security Agreement, such Grantor will use commercially reasonable efforts to collect and enforce, at such Grantor's sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it. (c) Delivery of Invoices. Such Grantor will deliver to the Agent immediately upon its request after the occurrence and during the continuance of an Event of Default duplicate invoices with respect to each Account owned by it bearing such language of assignment as the Agent shall specify. (d) [Reserved]. (e) Electronic Chattel Paper. Such Grantor shall take all steps necessary to grant the Agent Control of all electronic chattel paper in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act. 4.3 Inventory and Equipment. (a) Maintenance of Goods. Such Grantor will do all things necessary to maintain, preserve, protect and keep its Inventory and the Equipment material to the conduct of its business in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of such Grantor's business and except for ordinary wear and tear in respect of the Equipment.

-14- (b) Inventory Count. Such Grantor will maintain policies for cycle counts of their Inventory subject to frequency, scope and procedures reasonably acceptable to the Agent. (c) Equipment. Such Grantor will not, without the Agent's prior written consent, alter or remove any identifying symbol or number on any of such Grantor's Equipment constituting Collateral. 4.4 Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to the Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral owned by it (if any then exist) with an outstanding amount (or with respect to Securities, a fair market value) in excess of $250,000 individually or $500,000 in the aggregate, (b) hold in trust for the Agent upon receipt and immediately thereafter deliver to the Agent any Chattel Paper, Securities and Instruments constituting Collateral, (c) upon the Agent's request, deliver to the Agent (and thereafter hold in trust for the Agent upon receipt and immediately deliver to the Agent) any Document evidencing or constituting Collateral and (d) promptly upon the Agent's request, deliver to the Agent a duly executed amendment to this Security Agreement, in the form of Exhibit J hereto (each, an "Amendment"), pursuant to which such Grantor will pledge such additional Collateral. Such Grantor hereby authorizes the Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral. 4.5 Uncertificated Pledged Collateral. Such Grantor will permit the Agent from time to time to cause the appropriate issuers (and, if held with a Securities Intermediary, such Securities Intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Agent granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, such Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any Securities Intermediary which is the holder of any such Pledged Collateral, to cause the Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, such Grantor will, with respect to any such Pledged Collateral held with a Securities Intermediary, cause such Securities Intermediary to enter into a Control Agreement with the Agent, in form and substance reasonably satisfactory to the Agent, giving the Agent Control. 4.6 Pledged Collateral. (a) Changes in Capital Structure of Issuers. Other than as permitted by the Notes, such Grantor will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Encumbrances and Dispositions permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity, or (ii) vote any such Pledged Collateral in favor of any of the foregoing. (b) Issuance or Acquisition of Additional Equity Interests. Other than as permitted by the Notes, such Grantor (i) will not permit or suffer the issuer of an Equity Interest constituting Pledged Collateral owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor and (ii) will promptly (but in any event not later than by the fifth Business Day thereafter) (A) notify the Agent of any issuance of any Equity Interests constituting Pledged Collateral issued by it after the date hereof and (B) except for any such Pledged Collateral constituting Excluded Property, remit any certificates evidencing such Equity Interests, along with assignments separate from certificate executed in blank pertaining thereto in form and substance satisfactory to the Agent, directly to Agent.

-15- (c) Registration of Pledged Collateral. After the occurrence and during the continuance of an Event of Default, such Grantor will permit any registerable Pledged Collateral to be registered in the name of the Agent or its nominee at any time at the option of the Required Holders. (d) Exercise of Rights in Pledged Collateral. (i) Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Notes or any other Transaction Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Agent in respect of such Pledged Collateral. (ii) Such Grantor will permit the Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof. (iii) Such Grantor shall be entitled to collect and receive for its own use all dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Notes; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement (except to the extent constituting Excluded Property). (e) Interests in Limited Liability Companies and Limited Partnerships. Each Grantor agrees that no ownership interests in a limited liability company or a limited partnership which are included within the Collateral owned by such Grantor shall at any time constitute a Security under Article 8 of the UCC of the applicable jurisdiction, unless (i) such issuer has “opted-in” to Article 8 of the UCC, (ii) such Grantor has delivered to the Agent the certificate representing such Equity Interest (together with an instrument of transfer duly executed in blank) within five (5) Business Days (or such longer time period as the Agent may agree in its sole discretion) following such issuer’s “opting in” to Article 8 of the UCC or such Grantor’s acquisition of such Equity Interest and (iii) the Grantor shall maintain each such Equity Interest as a Security under Article 8 of the UCC of the applicable jurisdiction. 4.7 Intellectual Property. (a) After any change to Exhibit D (or the information required to be disclosed thereon), the applicable Grantor shall provide the Agent notification thereof concurrently with providing the next Compliance Certificate required to be delivered under the ABL Agreement (and in any event not less than quarterly) and the respective Copyright Security Agreement, Patent Security Agreement or Trademark Security Agreement, as applicable, as described in this Section 4.7 and any other documents that the Agent reasonably requests with respect thereto. (b) Such Grantor shall (and shall cause all its licensees to) (i) (A) continue to use each Trademark included in the Material Intellectual Property owned by it in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (B) maintain at least the same standards of quality of products and services offered under such Trademark as are currently maintained, (C) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of

-16- Law and (D) not adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Agent shall obtain a perfected security interest in such other Trademark pursuant to this Security Agreement and (ii) not do any act or omit to do any act whereby (A) such Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way, (B) any Patent included in the Material Intellectual Property may become forfeited, misused, unenforceable, abandoned or dedicated to the public, (C) any portion of the Copyrights included in the Material Intellectual Property may become invalidated, otherwise impaired or fall into the public domain or (D) any Trade Secret that is Material Intellectual Property may become publicly available or otherwise unprotectable. (c) Such Grantor shall notify the Agent promptly if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, misused, unenforceable, abandoned or dedicated to the public, or of any adverse determination or development regarding the validity or enforceability or such Grantor's ownership of, interest in, right to use, register, own or maintain any Material Intellectual Property (including the institution of, or any such determination or development in, any proceeding relating to the foregoing in any Applicable IP Office). Such Grantor shall take all actions that are necessary or reasonably requested by the Agent to maintain and pursue each application (and to obtain the relevant registration or recordation) and to maintain each registration and recordation included in the Material Intellectual Property. (d) Such Grantor shall not knowingly do any act or omit to do any act to infringe, misappropriate, dilute, violate or otherwise impair the Intellectual Property of any other Person. (e) Such Grantor shall execute and deliver to the Agent in form and substance reasonably acceptable to the Agent and suitable for filing in the Applicable IP Office the respective Patent Security Agreement, Trademark Security Agreement or Copyright Security Agreement, as applicable, in form and substance acceptable to the Agent for all Copyrights, Trademarks and Patents of such Grantor. (f) Such Grantor shall take all actions necessary or requested by the Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of all Material Intellectual Property (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. 4.8 Commercial Tort Claims. Such Grantor shall promptly, and in any event within ten (10) Business Days (or such longer period as the Agent may permit in its sole discretion) after the same is acquired by it, notify the Agent of any commercial tort claim (as defined in the UCC) acquired by it where the amount of damages reasonably expected to be claimed exceeds $500,000 and, unless the Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit I hereto, granting to the Agent a first priority (subject to the Intercreditor Agreement) security interest in such commercial tort claim. 4.9 [Reserved]. 4.10 [Reserved]. 4.11 No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies; provided, that the foregoing shall not limit the ability of such Grantor to dispute any such right, power or remedy of the Agent in good faith.

-17- 4.12 Insurance. (a) [Reserved]. (b) Subject to the Post-Closing Period, all insurance policies required hereunder and under Section 14(h) of the Notes shall name the Agent (for the benefit of the Agent and the Secured Parties) as an additional insured or as lender's loss payee, as applicable, and shall contain lender loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Agent, which provide that: (i) subject to the Intercreditor Agreement, all Proceeds thereunder with respect to any Collateral shall be payable to the Agent; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and lender loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty (30) days (or at least ten (10) days in the case of cancellation or termination for nonpayment) prior written notice given to the Agent. (c) All premiums on any such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Agent. If such Grantor fails to obtain or maintain any insurance as required by this Section, the Agent may obtain such insurance at Daktronics’ expense. Unless a Grantor provides the Agent with evidence of the insurance coverage required by this Security Agreement, the Agent may purchase insurance at such Grantor's or Daktronics’ expense to protect the Agent's and the other Secured Parties' interests in the Collateral. This insurance may, but need not, protect such Grantor's interests. The coverage that the Agent purchases may not pay any claim that such Grantor makes or any claim that is made against such Grantor in connection with the Collateral. Such Grantor may later cancel any insurance purchased by the Agent, but only after providing the Agent with evidence that such Grantor has obtained insurance as required by this Security Agreement. If the Agent purchases insurance for the Collateral, such Grantor and Daktronics will be responsible for the costs of that insurance, including interest and any other charges the Agent may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to Daktronics’ or such Grantor's total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance such Grantor may be able to obtain on its own. By purchasing such insurance, the Agent shall not be deemed to have waived any Default arising from any Grantor's failure to maintain such insurance or pay any premiums therefor. 4.13 Collateral Access Agreements. Subject to the Post-Closing Period, such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral (other than Goods, Inventory or Equipment in transit or in short term storage in the ordinary course of business) with a fair market value in excess of $250,000 is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Agent. 4.14 Deposit Accounts/Securities Accounts. Each Grantor shall cause at all times after the Post- Closing Period (i) each depositary bank holding a Deposit Account (other than Excluded Accounts) owned by such Grantor, and (ii) each Securities Intermediary holding any Pledged Collateral or Securities Account (other than Excluded Accounts) owned by such Grantor to be subject to an executed and delivered control agreement in form and substance reasonably acceptable to the Agent (each a "Control Agreement"), providing, among other things, for (A) the Agent (or, subject to the Intercreditor Agreement, the ABL Agent) to have Control over each such Deposit Account or Securities Account, as applicable (collectively, the "Blocked Accounts"), (B) the depositary bank or Securities Intermediary, as applicable, to follow the exclusive directions of the Agent (or, subject to the Intercreditor Agreement, the ABL Agent) upon notice from the Agent (or, subject to the Intercreditor Agreement, the ABL Agent) with respect to such Blocked

-18- Accounts, without the need for any notice to or consent from any Note Party (any such depositary bank executing and delivering any such Control Agreement, a "Controlled Depositary", and any such Securities Intermediary executing and delivering any such Control Agreement, a "Controlled Intermediary"). In no event shall any Grantor establish any Deposit Account (other than any Excluded Account) or Securities Account (other than any Excluded Account) after the Post-Closing Period until each of the requirements set forth in the preceding sentence shall have been satisfied. Following the Post-Closing Period, whenever any Grantor shall receive any cash, cash equivalents, money, checks or any other similar items of payment relating to any Collateral (including any Proceeds of any Collateral), such Grantor agrees that it will, within one (1) Business Day of such receipt, deposit all such items of payment into a Blocked Account (or an Excluded Account, to the extent applicable) and such amounts shall remain therein until expended in accordance with the terms of the Notes or applied to the Obligations; and until such Grantor shall deposit such cash, cash equivalents, money, checks or any other similar items of payment in a Blocked Account (or an Excluded Account, to the extent applicable), such Grantor shall hold such cash, cash equivalents, money, checks or any other similar items of payment in trust for the Secured Parties and as property of the Secured Parties, separate from the other funds of such Grantor. Any breach of any of the provisions of this Section 4.14 by any Grantor shall constitute an immediate Event of Default, regardless of any grace or other period provided in any Transaction Document. 4.15 Change of Name or Location; Change of Fiscal Year. Such Grantor shall notify the Agent in writing at least ten (10) Business Days (or such shorter time as the Agent may permit in its sole discretion) prior to the occurrence of any (a) change its name as it appears in official filings in the jurisdiction of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in this Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its jurisdiction of incorporation or other organization, or (e) change its jurisdiction of incorporation or organization. Such Grantor shall not change its fiscal year which currently ends on the Saturday closest to April 30 of each year. 4.16 Post-Closing Covenants. Grantors hereby agree to take each of the actions described on Schedule 4.16 attached hereto, in each case in the manner and by the dates set forth thereon, or such later dates as may be agreed to by the Collateral Agent, in the Collateral Agent's reasonable discretion (the period from the Closing Date to the date specified on Schedule 4.16 with respect to each action described therein (as such date may be extended by the Collateral Agent) is referred to herein as the “Post-Closing Period” for such action). ARTICLE V EVENTS OF DEFAULT AND REMEDIES 5.1 Events of Default. The occurrence of any "Event of Default" under, and as defined in, the Notes shall constitute an Event of Default hereunder. 5.2 Remedies. (a) Upon the occurrence and during the continuation of an Event of Default, the Agent may, and at the request of the Required Holders shall, exercise any or all of the following rights and remedies: (i) those rights and remedies provided in this Security Agreement, the Notes, or any other Transaction Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Agent and the other Secured Parties prior to an Event of Default;

-19- (ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff or bankers' lien) when a debtor is in default under a security agreement; (iii) give notice of sole control or any other instruction under any Control Agreement and take any action therein with respect to such Collateral; (iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self- help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor's premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Agent may deem commercially reasonable; and (v) concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof. (b) The Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. (c) The Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Agent and the other Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases. (d) Until the Agent is able to effect a sale, lease, or other disposition of Collateral, the Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Agent's remedies (for the benefit of the Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. (e) If, after each Note has terminated by its terms and all of the Obligations have been Paid in Full, there remain Swap Agreement Obligations outstanding, the Required Holders may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Swap Agreement Obligations pursuant to the terms of the Swap Agreement. (f) Notwithstanding the foregoing, neither the Agent nor any other Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, any

-20- Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral. (g) Each Grantor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so. 5.3 Grantor's Obligations Upon Default. Upon the request of the Agent after the occurrence and during the continuance of a Default, each Grantor will: (a) assemble and make available to the Agent the Collateral and all books and records relating thereto at any place or places specified by the Agent, whether at a Grantor's premises or elsewhere; (b) permit the Agent, by the Agent's representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay such Grantor for such use and occupancy; and (c) at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Agent and each Lender, at any time, and from time to time, promptly upon the Agent's reasonable request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts. 5.4 Grant of Intellectual Property License. For the purpose of enabling the Agent to exercise the rights and remedies under this Article V at such time as the Agent shall be lawfully entitled to exercise such rights and remedies and after the occurrence and during the continuance of an Event of Default (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, convey, transfer or grant options to purchase any Collateral), each Grantor hereby (a) grants to the Agent, for the benefit of the Agent and the other Secured Parties, an irrevocable, nonexclusive worldwide license (exercisable without payment of royalty or other compensation to any Grantor), including in such license the right to use, license, sublicense or practice any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Agent may sell any of such Grantor's Inventory directly to any person, including without limitation persons who have previously purchased such Grantor's Inventory from such Grantor and in connection with any such sale or other enforcement of the Agent's rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Agent may (but shall have no obligation to) finish

-21- any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein. ARTICLE VI ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY 6.1 Account Verification. The Agent may at any time after the occurrence and during the continuance of an Event of Default, in the Agent's own name, in the name of a nominee of the Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Agent's satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables. 6.2 Authorization for the Agent to Take Certain Action. (a) Subject to the last sentence in Section 6.2(b), each Grantor irrevocably authorizes the Agent at any time and from time to time following the occurrence and during the continuation of an Event of Default in the sole discretion of the Agent and appoints the Agent as its attorney-in-fact (i) to endorse and collect any cash Proceeds of the Collateral, (ii) to file any financing statement with respect to the Collateral and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's security interest in the Collateral, (iii) in the case of any Intellectual Property owned by or licensed to a Grantor, execute, deliver and have recorded any document that the Agent may request to evidence, effect, publicize or record the Agent's security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby, (iv) to contact and enter into one or more Control Agreements with the issuers of uncertificated securities which are Pledged Collateral or with Securities Intermediaries holding Pledged Collateral as may be necessary or advisable to give the Agent Control over such Pledged Collateral, (v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for Permitted Liens), (vi) to contact Account Debtors for any reason, (vii) to demand payment or enforce payment of the Receivables in the name of the Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (viii) to sign such Grantor's name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (ix) to exercise all of such Grantor's rights and remedies with respect to the collection of the Receivables and any other Collateral, (x) to settle, adjust, compromise, extend or renew the Receivables, (xi) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xii) to prepare, file and sign such Grantor's name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiii) to prepare, file and sign such Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiv) to change the address for delivery of mail addressed to such Grantor to such address as the Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xv) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Agent on demand for any payment made or any expense incurred by the Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Notes. (b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Agent, for the benefit of the Agent and the other Secured Parties, under this Section 6.2 are solely to protect the Agent's interests in the Collateral and shall not impose any duty upon the Agent or any other Secured Party to exercise any such powers. The Agent agrees that, except for the powers granted

-22- in Section 6.2(a)(i)-(v) and Section 6.2(a)(xv), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing. 6.3 Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) OF SUCH GRANTOR WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. 6.4 Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NONE OF THE AGENT, ANY LENDER, ANY OTHER SECURED PARTY, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OF THEIR OR THEIR AFFILIATES' RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO SUCH PARTY'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES. ARTICLE VII GENERAL PROVISIONS 7.1 Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any other Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Agent or such other Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by

-23- this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral. 7.2 Limitation on Agent’s and Other Secured Parties’ Duty with Respect to the Collateral. The Agent shall have no obligation to clean up or otherwise prepare the Collateral for sale. The Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Agent nor any other Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Agent to (a) fail to incur expenses deemed significant by the Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (b) fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) dispose of assets in wholesale rather than retail markets, (j) disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (l) the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. The Grantor acknowledges that the purpose of this Section 7.2 is to provide non-exhaustive indications of what actions or omissions by the Agent would be commercially reasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.2. Without limitation upon the foregoing, nothing contained in this Section 7.2 shall be construed to grant any rights to the Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.2. 7.3 Compromises and Collection of Collateral. The Grantors and the Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Agent shall be commercially reasonable so long as the Agent acts in good faith based on information known to it at the time it takes any such action.

-24- 7.4 Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Agent for any amounts paid by the Agent pursuant to this Section 7.4. The Grantors' obligation to reimburse the Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand. 7.5 Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 4.16 5.3, or 7.7 will cause irreparable injury to the Agent and the other Secured Parties, that the Agent and the other Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Agent or the other Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 7.5 shall be specifically enforceable against the Grantors. 7.6 Dispositions Not Authorized. No Grantor is authorized to sell or otherwise Dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Agent or other conduct of the Agent, no authorization to sell or otherwise Dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Agent or the other Secured Parties unless such authorization is in writing signed by the Agent with the consent or at the direction of the Required Holders. 7.7 No Waiver; Amendments; Cumulative Remedies. No failure or delay by the Agent or any other Secured Party in exercising any right or power under this Security Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the other Secured Parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless in writing signed by the Agent with the concurrence or at the direction of the Holders required under Section 9(e) of the Securities Purchase Agreement and then only to the extent in such writing specifically set forth. 7.8 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable. 7.9 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof (including a payment effected through exercise of a right of setoff),

-25- is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), all as though such payment or performance had not been made. In the event that any payment, or any part thereof (including a payment effected through exercise of a right of setoff), is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. 7.10 Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Agent and the other Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Agent, for the benefit of the Agent and the other Secured Parties, hereunder. 7.11 Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement. 7.12 Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and, to the extent provided in the Notes in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors. 7.13 Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement. 7.14 Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (a) each Note has terminated pursuant to its express terms and (b) all of the Secured Obligations have been Paid in Full. 7.15 Entire Agreement. This Security Agreement and the other Transaction Documents embody the entire agreement and understanding between the Grantors and the Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Agent relating to the Collateral. 7.16 CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

-26- 7.17 CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK COUNTY, NEW YORK. 7.18 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 7.19 Indemnity. Each Grantor hereby agrees to indemnify the Agent and the other Secured Parties, and their respective successors, assigns, officers, directors, advisors, agents and employees, from and against any and all liabilities, losses, claims (including intraparty claims), demands, damages, penalties, suits, fees, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any other Secured Party is a party thereto) imposed on, incurred by or asserted against the Agent or the other Secured Parties, or their respective successors, assigns, officers, directors, advisors, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Agent or the other Secured Parties or any Grantor, and any claim for Patent, Trademark or Copyright infringement).

-27- 7.20 Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement. ARTICLE VIII NOTICES 8.1 Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent in accordance with Section 23 of the Notes. Each Grantor agrees that all the notice information for each Grantor shall be the same as is specified for Daktronics in Section 23 of the Notes. 8.2 Change in Address for Notices. Each of the Grantors, the Agent and the Holders may change the address for service of notice upon it by a notice in writing to the other parties. ARTICLE IX THE AGENT Alta Fox Opportunities Fund, LP has been appointed the Agent for the Secured Parties hereunder pursuant to Section 4(n) of the Securities Purchase Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Agent pursuant to Section 4(n) of the Securities Purchase Agreement, and that the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in such Section 4(n). Any successor Agent appointed pursuant to Section 4(n) of the Securities Purchase Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder. ARTICLE X INTERCREDITOR AGREEMENT Notwithstanding anything herein to the contrary, the Liens granted to the Agent, for the benefit of the Agent and the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control. [Signature Pages Follow]

AGENT: ALTA FOX OPPORTUNITIES FUND, LP By: Alta Fox GenPar, LP, its general partner By: Alta Fox Equity, LLC, its general partner By: Name: Patrick Connor Haley Title: Manager IN WITNESS WHEREOF, the Grantors and the Agent have executed this Security Agreement as of the date first written above. Signature Page to Pledge and Security Agreement